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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 AMENDMENT NO. 1
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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                 Date of Earliest Event Reported: April 2, 2002


                         ENVIRONMENTAL SAFEGUARDS, INC.
             (Exact name of registrant as specified in its charter)


       Nevada                             1-13869                87-0429198
(State or other jurisdiction      (Commission File Number)      (IRS Employer
of incorporation or organization)                            Identification No.)


                         2600 South Loop West, Suite 645
                              Houston, Texas 77054
          (Address of principal executive offices, including zip code)


                                 (713) 641-3838
              (Registrant's telephone number, including area code)

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Item 4.  Changes in Registrant's Certifying Accountant

(a) Previous independent accountants

(i) On April 2, 2002, Environmental Safeguards, Inc. dismissed
PricewaterhouseCoopers LLP as its independent accountants. The Registrant's Audit Committee and Board of Directors participated in and approved the decision to change independent accountants.

(ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified as to audit scope or accounting principle, however such reports for each of the past two fiscal years were modified to express substantial doubt with respect to the Registrant's ability to continue as a going concern.

(iii) In connection with the audits for the two most recent fiscal years and through April 2, 2002, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

(iv) During the two most recent fiscal years and through April 2, 2002, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

(v) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16 to this Form 8-K/A.

(b) New independent accountants

(i) The Registrant engaged Ham, Langston & Brezina, LLP as its new independent accountants as of April 3, 2002. During the two most recent fiscal years and through April 3, 2002, the Registrant has not consulted with Ham, Langston & Brezina, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant or oral advice was provided that Ham, Langston & Brezina, LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7.  EXHIBITS

    16*  Letter on change in certifying accountant

    *    Included herein.



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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ENVIRONMENTAL SAFEGUARDS, INC.




    Date: April 9, 2002                By: /s/ James S. Percell
                                          --------------------------------------
                                          James S. Percell, Director, Chairman
                                          of the Board, Chief Executive Officer
                                          and President



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                                INDEX TO EXHIBITS

Exhibit No.       Description
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    16            Letter on Change in Certifying Accountant



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